Narrative for the Hypothetical Illustration 1

I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the required first year minimum premium paid annually.

Death Benefit:

The death benefit is a level death benefit of $150,000.

Accumulated Value:

Accumulated Value at the end of contact year 4                 $3,633.69
+
Premium at the beginning of month 1 in the 5/th/ year*         $1,582.00
-
Sales Expense Charge**                                         $   47.46
-
Administrative Charge (sum of charges for the 5/th/ year)***   $   48.00
-
Cost of Insurance Charge***                                    $  460.06
-
Mortality and Expense Charge***                                $   43.66
+
Hypothetical Rate of Return****                                $  (39.44)
                                                               ---------
=
Accumulated Value at the end of contract year 5                        $4,577.07

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

** Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $4.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month                  Monthly Charge
         -----                  --------------
         1                      $ 38.27
         2                      $ 38.28
         3                      $ 38.29
         4                      $ 38.31
         5                      $ 38.32
         6                      $ 38.33
         7                      $ 38.35
         8                      $ 38.36
         9                      $ 38.37
         10                     $ 38.38
         11                     $ 38.40
         12                     $ 38.41
                                -------

         Total                  $460.06

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month                  Monthly Charge
         -----                  --------------
         1                      $ 3.84
         2                      $ 3.80
         3                      $ 3.77
         4                      $ 3.73
         5                      $ 3.69
         6                      $ 3.66
         7                      $ 3.62
         8                      $ 3.58
         9                      $ 3.55
         10                     $ 3.51
         11                     $ 3.47
         12                     $ 3.44
                                ------

         Total                  $43.66

****
The hypothetical rate of return is 0%. The average annual portfolio fees and expenses are .81%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5/th/ year are:

         Month                  Monthly Net Returns
         -----                  -------------------
         1                       ($3.47)
         2                       ($3.44)
         3                       ($3.40)
         4                       ($3.37)
         5                       ($3.34)
         6                       ($3.30)
         7                       ($3.27)
         8                       ($3.24)
         9                       ($3.20)
         10                      ($3.17)
         11                      ($3.14)
         12                      ($3.10)
                                -------

         Total                  ($39.44)


Cash Surrender Value:

Accumulated Value at the end of contract year 5            $4,577.07
-
The surrender charge for the 5/th/ year                    $1,421.40
                                                           ---------
=
Cash Surrender Value at the end of contract year 5         $3,155.67

Note:  The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the required first year minimum premium paid annually.

Death Benefit:

The death benefit is a level death benefit of $150,000.

Accumulated Value:

Accumulated Value at the end of contact year 4                $3,663.11
+
Premium at the beginning of month 1 in the 5/th/ year*        $1,582.00
-
Sales Expense Charge**                                        $   47.46
-
Administrative Charge (sum of charges for the 5/th/ year)***  $   48.00
-
Cost of Insurance Charge***                                   $  430.89
-
Mortality and Expense Charge***                               $   36.75
+
Hypothetical Rate of Return****                               $  (39.83)
                                                              ---------
=
Accumulated Value at the end of contract year 5                        $4,642.18

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

** Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $4.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month                  Monthly Charge
         -----                  --------------
         1                      $ 35.84
         2                      $ 35.86
         3                      $ 35.87
         4                      $ 35.88
         5                      $ 35.89
         6                      $ 35.90
         7                      $ 35.91
         8                      $ 35.92
         9                      $ 35.94
         10                     $ 35.95
         11                     $ 35.96
         12                     $ 35.97
                                -------

         Total                  $430.89

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month                  Monthly Charge
         -----                  --------------
         1                      $ 3.22
         2                      $ 3.19
         3                      $ 3.16
         4                      $ 3.13
         5                      $ 3.11
         6                      $ 3.08
         7                      $ 3.05
         8                      $ 3.02
         9                      $ 2.99
         10                     $ 2.96
         11                     $ 2.93
         12                     $ 2.90
                                ------

         Total                  $36.75

****
The hypothetical rate of return is 0%. The average annual portfolio fees and expenses are .81%. The net returns illustrated for the 5/th/ year are:

         Month                  Monthly Net Returns
         -----                  -------------------
         1                       (3.49)
         2                       (3.46)
         3                       (3.43)
         4                       (3.40)
         5                       (3.37)
         6                       (3.34)
         7                       (3.30)
         8                       (3.27)
         9                       (3.24)
         10                      (3.21)
         11                      (3.18)
         12                      (3.15)
                                ------

         Total                  (39.83)


Cash Surrender Value:

Accumulated Value at the end of contract year 5               $4,642.18
-
The surrender charge for the 5/th/ year                       $1,421.40
                                                              ---------
=
Cash Surrender Value at the end of contract year 5            $3,220.78

Note:  The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 2

I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the required first year minimum premium paid annually.

Death Benefit:

The death benefit is a variable death benefit of $150,000.

Accumulated Value:

Accumulated Value at the end of contact year 4                $3,606.59
+
Premium at the beginning of month 1 in the 5/th/ year*        $1,582.00
-
Sales Expense Charge**                                        $   47.46
-
Administrative Charge (sum of charges for the 5/th/ year)***  $   48.00
-
Cost of Insurance Charge***                                   $  475.45
-
Mortality and Expense Charge***                               $   43.34
+
Hypothetical Rate of Return****                               $  (39.15)
                                                              ---------
=
Accumulated Value at the end of contract year 5                        $4,535.20

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

** Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $4.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month                        Monthly Charge
         -----                        --------------
         1                            $ 39.62
         2                            $ 39.62
         3                            $ 39.62
         4                            $ 39.62
         5                            $ 39.62
         6                            $ 39.62
         7                            $ 39.62
         8                            $ 39.62
         9                            $ 39.62
         10                           $ 39.62
         11                           $ 39.62
         12                           $ 39.62
                                      -------

         Total                        $475.45

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month                        Monthly Charge
         -----                        --------------
         1                            $ 3.82
         2                            $ 3.78
         3                            $ 3.74
         4                            $ 3.71
         5                            $ 3.67
         6                            $ 3.63
         7                            $ 3.59
         8                            $ 3.55
         9                            $ 3.52
         10                           $ 3.48
         11                           $ 3.44
         12                           $ 3.40
                                      ------

         Total                        $43.34

****
The hypothetical rate of return is 0%. The average annual portfolio fees and expenses are .81%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5/th/ year are:

         Month                        Monthly Net Returns
         -----                        -------------------
         1                            ($ 3.45)
         2                            ($ 3.42)
         3                            ($ 3.38)
         4                            ($ 3.35)
         5                            ($ 3.31)
         6                            ($ 3.28)
         7                            ($ 3.25)
         8                            ($ 3.21)
         9                            ($ 3.18)
         10                           ($ 3.14)
         11                           ($ 3.11)
         12                           ($ 3.07)
                                      -------
         Total                        ($39.15)


Cash Surrender Value:

Accumulated Value at the end of contract year 5                      $4,535.20
-
The surrender charge for the 5/th/ year                              $1,421.40
                                                                     ---------
=
Cash Surrender Value at the end of contract year 5                   $3,113.80

Note:  The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the required first year minimum premium paid annually.

Death Benefit:

The death benefit is a variable death benefit of $150,000.

Accumulated Value:

Accumulated Value at the end of contact year 4                 $3,636.26
+
Premium at the beginning of month 1 in the 5/th/ year*         $1,582.00
-
Sales Expense Charge**                                         $   47.46
-
Administrative Charge (sum of charges for the 5/th/ year)***   $   48.00
-
Cost of Insurance Charge***                                    $  445.45
-
Mortality and Expense Charge***                                $   36.49
+
Hypothetical Rate of Return****                                $  (39.55)
                                                               ---------
=
Accumulated Value at the end of contract year 5                        $4,601.31

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

** Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $4.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month                        Monthly Charge
         -----                        --------------
         1                            $ 37.12
         2                            $ 37.12
         3                            $ 37.12
         4                            $ 37.12
         5                            $ 37.12
         6                            $ 37.12
         7                            $ 37.12
         8                            $ 37.12
         9                            $ 37.12
         10                           $ 37.12
         11                           $ 37.12
         12                           $ 37.12
                                      -------

         Total                        $445.44

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month                        Monthly Charge
         -----                        --------------
         1                            $ 3.20
         2                            $ 3.17
         3                            $ 3.14
         4                            $ 3.11
         5                            $ 3.08
         6                            $ 3.06
         7                            $ 3.03
         8                            $ 3.00
         9                            $ 2.97
         10                           $ 2.94
         11                           $ 2.91
         12                           $ 2.88
                                      ------
         Total                        $36.49

****
The hypothetical rate of return is 0%. The average annual portfolio fees and expenses are .81%. The net returns illustrated for the 5/th/ year are:

         Month                        Monthly Net Returns
         -----                        -------------------
         1                            ($ 3.47)
         2                            ($ 3.44)
         3                            ($ 3.41)
         4                            ($ 3.38)
         5                            ($ 3.34)
         6                            ($ 3.31)
         7                            ($ 3.28)
         8                            ($ 3.25)
         9                            ($ 3.22)
         10                           ($ 3.18)
         11                           ($ 3.15)
         12                           ($ 3.12)
                                      -------

         Total                        ($39.55)


Cash Surrender Value:

Accumulated Value at the end of contract year 5                        $4,601.31
-
The surrender charge for the 5/th/ year                                $1,421.40
                                                                       ---------
=
Cash Surrender Value at the end of contract year 5                     $3,179.91

Note:  The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 3

I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the required first year minimum premium paid annually.

Death Benefit:

The death benefit is a level death benefit of $150,000.

Accumulated Value:

Accumulated Value at the end of contact year 4                $4,274.21
+
Premium at the beginning of month 1 in the 5/th/ year*        $1,582.00
-
Sales Expense Charge**                                        $   47.46
-
Administrative Charge (sum of charges for the 5/th/ year)***  $   48.00
-
Cost of Insurance Charge***                                   $  457.55
-
Mortality and Expense Charge***                               $   50.76
+
Hypothetical Rate of Return****                               $  285.95
                                                              ---------
=
Accumulated Value at the end of contract year 5                       $5,538.39

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

** Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $4.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

     Month                        Monthly Charge
     -----                        --------------
     1                            $ 38.10
     2                            $ 38.10
     3                            $ 38.11
     4                            $ 38.11
     5                            $ 38.12
     6                            $ 38.13
     7                            $ 38.13
     8                            $ 38.14
     9                            $ 38.14
     10                           $ 38.15
     11                           $ 38.16
     12                           $ 38.16
                                  -------

     Total                        $457.55

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

     Month                        Monthly Charge
     -----                        --------------
     1                            $  4.32
     2                            $  4.31
     3                            $  4.29
     4                            $  4.27
     5                            $  4.26
     6                            $  4.24
     7                            $  4.22
     8                            $  4.20
     9                            $  4.19
     10                           $  4.17
     11                           $  4.15
     12                           $  4.14
                                  -------

     Total                        $ 50.76

****
The hypothetical rate of return is 6%. The average annual portfolio fees and expenses are .81%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5/th/ year are:

     Month                        Monthly Net Returns
     -----                        -------------------
     1                            $ 24.35
     2                            $ 24.25
     3                            $ 24.16
     4                            $ 24.07
     5                            $ 23.97
     6                            $ 23.88
     7                            $ 23.78
     8                            $ 23.69
     9                            $ 23.59
     10                           $ 23.50
     11                           $ 23.40
     12                           $ 23.30
                                  -------

     Total                        $285.95

Cash Surrender Value:

Accumulated Value at the end of contract year 5                   $5,538.39
-
The surrender charge for the 5/th/ year                           $1,421.40
                                                                  ---------
=
Cash Surrender Value at the end of  contract year 5               $4,116.99

Note: The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the required first year minimum premium paid annually.

Death Benefit:

The death benefit is a level death benefit of $150,000.

Accumulated Value:

Accumulated Value at the end of contact year 4                $4,307.09
+
Premium at the beginning of month 1 in the 5/th/ year*        $1,582.00
-
Sales Expense Charge**                                        $   47.46
-
Administrative Charge (sum of charges for the 5/th/ year)***  $   48.00
-
Cost of Insurance Charge***                                   $  428.52
-
Mortality and Expense Charge***                               $   42.70
+
Hypothetical Rate of Return****                               $  288.69
                                                              ---------
=
Accumulated Value at the end of contract year 5                       $5,611.10

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

** Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $4.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

     Month                        Monthly Charge
     -----                        --------------
     1                            $ 35.68
     2                            $ 35.69
     3                            $ 35.69
     4                            $ 35.70
     5                            $ 35.70
     6                            $ 35.71
     7                            $ 35.71
     8                            $ 35.72
     9                            $ 35.72
     10                           $ 35.73
     11                           $ 35.73
     12                           $ 35.74
                                  -------

     Total                        $428.52

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

     Month                        Monthly Charge
     -----                        --------------
     1                            $  3.62
     2                            $  3.61
     3                            $  3.60
     4                            $  3.59
     5                            $  3.58
     6                            $  3.56
     7                            $  3.55
     8                            $  3.54
     9                            $  3.53
     10                           $  3.52
     11                           $  3.50
     12                           $  3.49
                                  -------

     Total                        $ 42.70

****
The hypothetical rate of return is 6%. The average annual portfolio fees and expenses are .81%. The net returns illustrated for the 5/th/ year are:

     Month                        Monthly Net Returns
     -----                        -------------------
     1                             24.50
     2                             24.42
     3                             24.34
     4                             24.26
     5                             24.18
     6                             24.10
     7                             24.02
     8                             23.94
     9                             23.86
     10                            23.77
     11                            23.69
     12                            23.61
                                  ------

     Total                        288.69

Cash Surrender Value:

Accumulated Value at the end of contract year 5                   $5,611.10
-
The surrender charge for the 5/th/ year                           $1,421.40
                                                                  ---------
=
Cash Surrender Value at the end of  contract year 5               $4,189.70

Note:  The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 4

I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the required first year minimum premium paid annually.

Death Benefit:

The death benefit is a variable death benefit of $150,000.

Accumulated Value:

Accumulated Value at the end of contact year 4                $4,241.66
+
Premium at the beginning of month 1 in the 5/th/ year*        $1,582.00
-
Sales Expense Charge**                                        $   47.46
-
Administrative Charge (sum of charges for the 5/th/ year)***  $   48.00
-
Cost of Insurance Charge***                                   $  475.44
-
Mortality and Expense Charge***                               $   50.37
+
Hypothetical Rate of Return****                               $  283.77
                                                              ---------
=
Accumulated Value at the end of contract year 5                        $5,486.16

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

** Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $4.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month                  Monthly Charge
         -----                  --------------
         1                      $ 39.62
         2                      $ 39.62
         3                      $ 39.62
         4                      $ 39.62
         5                      $ 39.62
         6                      $ 39.62
         7                      $ 39.62
         8                      $ 39.62
         9                      $ 39.62
         10                     $ 39.62
         11                     $ 39.62
         12                     $ 39.62
                                -------

         Total                  $475.44

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month                  Monthly Charge
         -----                  --------------
         1                      $ 4.30
         2                      $ 4.28
         3                      $ 4.26
         4                      $ 4.24
         5                      $ 4.22
         6                      $ 4.21
         7                      $ 4.19
         8                      $ 4.17
         9                      $ 4.15
         10                     $ 4.13
         11                     $ 4.12
         12                     $ 4.10
                                ------

         Total                  $50.37

****
The hypothetical rate of return is 6%. The average annual portfolio fees and expenses are .81%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5/th/ year are:

         Month                  Monthly Net Returns
         -----                  -------------------
         1                      $ 24.20
         2                      $ 24.10
         3                      $ 24.00
         4                      $ 23.90
         5                      $ 23.80
         6                      $ 23.70
         7                      $ 23.60
         8                      $ 23.50
         9                      $ 23.39
         10                     $ 23.29
         11                     $ 23.19
         12                     $ 23.08
                                -------

         Total                  $283.77


Cash Surrender Value:

Accumulated Value at the end of contract year 5             $5,486.16
-
The surrender charge for the 5/th/ year                     $1,421.40
                                                            ---------
=
Cash Surrender Value at the end of contract year 5          $4,064.76

Note:  The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the required first year minimum premium paid annually.

Death Benefit:

The death benefit is a variable death benefit of $150,000.

Accumulated Value:

Accumulated Value at the end of contact year 4                $4,274.82
+
Premium at the beginning of month 1 in the 5/th/ year*        $1,582.00
-
Sales Expense Charge**                                        $   47.46
-
Administrative Charge (sum of charges for the 5/th/ year)***  $   48.00
-
Cost of Insurance Charge***                                   $  445.44
-
Mortality and Expense Charge***                               $   42.39
+
Hypothetical Rate of Return****                               $  286.55
                                                              ---------
=
Accumulated Value at the end of contract year 5                        $5,560.08

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

** Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $4.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month                  Monthly Charge
         -----                  --------------
         1                      $ 37.12
         2                      $ 37.12
         3                      $ 37.12
         4                      $ 37.12
         5                      $ 37.12
         6                      $ 37.12
         7                      $ 37.12
         8                      $ 37.12
         9                      $ 37.12
         10                     $ 37.12
         11                     $ 37.12
         12                     $ 37.12
                                -------

         Total                  $445.44

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month                  Monthly Charge
         -----                  --------------
         1                      $ 3.60
         2                      $ 3.59
         3                      $ 3.58
         4                      $ 3.56
         5                      $ 3.55
         6                      $ 3.54
         7                      $ 3.53
         8                      $ 3.51
         9                      $ 3.50
         10                     $ 3.49
         11                     $ 3.47
         12                     $ 3.46
                                ------

         Total                  $42.39

****
The hypothetical rate of return is 6%. The average annual portfolio fees and expenses are .81%. The net returns illustrated for the 5/th/ year are:

         Month                  Monthly Net Returns
         -----                  -------------------
         1                      $ 24.36
         2                      $ 24.27
         3                      $ 24.19
         4                      $ 24.10
         5                      $ 24.01
         6                      $ 23.92
         7                      $ 23.84
         8                      $ 23.75
         9                      $ 23.66
         10                     $ 23.57
         11                     $ 23.48
         12                     $ 23.39
                                -------

         Total                  $286.55


Cash Surrender Value:

Accumulated Value at the end of contract year 5           $5,560.08
-
The surrender charge for the 5/th/ year                   $1,421.40
                                                          ---------
=
Cash Surrender Value at the end of contract year 5        $4,138.68

Note:  The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 5

I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the required first year minimum premium paid annually.

Death Benefit:

The death benefit is a level death benefit of $150,000.

Accumulated Value:

Accumulated Value at the end of contact year 4                $4,748.02
+
Premium at the beginning of month 1 in the 5/th/ year*        $1,582.00
-
Sales Expense Charge**                                        $   47.46
-
Administrative Charge (sum of charges for the 5/th/ year)***  $   48.00
-
Cost of Insurance Charge***                                   $  455.67
-
Mortality and Expense Charge***                               $   56.08
+
Hypothetical Rate of Return****                               $  549.88
                                                              ---------
=
Accumulated Value at the end of contract year 5                        $6,272.69

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

** Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $4.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month                  Monthly Charge
         -----                  --------------
         1                      $ 37.97
         2                      $ 37.97
         3                      $ 37.97
         4                      $ 37.97
         5                      $ 37.97
         6                      $ 37.97
         7                      $ 37.97
         8                      $ 37.97
         9                      $ 37.97
         10                     $ 37.97
         11                     $ 37.97
         12                     $ 37.97
                                -------

         Total                  $455.67

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month                  Monthly Charge
         -----                  --------------
         1                      $ 4.68
         2                      $ 4.68
         3                      $ 4.68
         4                      $ 4.68
         5                      $ 4.67
         6                      $ 4.67
         7                      $ 4.67
         8                      $ 4.67
         9                      $ 4.67
         10                     $ 4.67
         11                     $ 4.67
         12                     $ 4.67
                                ------

         Total                  $56.08

****
The hypothetical rate of return is 10%. The average annual portfolio fees and expenses are .81%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5/th/ year are:

         Month                  Monthly Net Returns
         -----                  -------------------
         1                      $ 45.86
         2                      $ 45.85
         3                      $ 45.84
         4                      $ 45.84
         5                      $ 45.83
         6                      $ 45.83
         7                      $ 45.82
         8                      $ 45.81
         9                      $ 45.81
         10                     $ 45.80
         11                     $ 45.80
         12                     $ 45.79
                                -------

         Total                  $549.88


Cash Surrender Value:

Accumulated Value at the end of contract year 5              $6,272.69
-
The surrender charge for the 5/th/ year                      $1,421.40
                                                             ---------
=
Cash Surrender Value at the end of contract year 5           $4,851.29

Note:  The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the required first year minimum premium paid annually.

Death Benefit:

The death benefit is a level death benefit of $150,000.

Accumulated Value:

Accumulated Value at the end of contact year 4                $4,783.46
+
Premium at the beginning of month 1 in the 5/th/ year*        $1,582.00
-
Sales Expense Charge**                                        $   47.46
-
Administrative Charge (sum of charges for the 5/th/ year)***  $   48.00
-
Cost of Insurance Charge***                                   $  426.75
-
Mortality and Expense Charge***                               $   47.17
+
Hypothetical Rate of Return****                               $  554.99
                                                              ---------
=
Accumulated Value at the end of contract year 5                        $6,351.07

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

** Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $4.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month                  Monthly Charge
         -----                  --------------
         1                      $ 35.57
         2                      $ 35.57
         3                      $ 35.56
         4                      $ 35.56
         5                      $ 35.56
         6                      $ 35.56
         7                      $ 35.56
         8                      $ 35.56
         9                      $ 35.56
         10                     $ 35.56
         11                     $ 35.56
         12                     $ 35.56
                                -------

         Total                  $422.75

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month                  Monthly Charge
         -----                  --------------
         1                      $ 3.92
         2                      $ 3.92
         3                      $ 3.92
         4                      $ 3.93
         5                      $ 3.93
         6                      $ 3.93
         7                      $ 3.93
         8                      $ 3.93
         9                      $ 3.94
         10                     $ 3.94
         11                     $ 3.94
         12                     $ 3.94
                                ------

         Total                  $47.17

****
The hypothetical rate of return is 10%. The average annual portfolio fees and expenses are .81%. The net returns illustrated for the 5/th/ year are:

         Month                  Monthly Net Returns
         -----                  -------------------
         1                       46.14
         2                       46.16
         3                       46.18
         4                       46.20
         5                       46.22
         6                       46.24
         7                       46.26
         8                       46.28
         9                       46.30
         10                      46.32
         11                      46.34
         12                      46.36
                                ------

         Total                  554.99


Cash Surrender Value:

Accumulated Value at the end of contract year 5          $6,351.07
-
The surrender charge for the 5/th/ year                  $1,421.40
                                                         ---------
=
Cash Surrender Value at the end of contract year 5       $4,929.67

Note:  The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 6

I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the required first year minimum premium paid annually.

Death Benefit:

The death benefit is a variable death benefit of $150,000.

Accumulated Value:

Accumulated Value at the end of contact year 4                $4,711.39
+
Premium at the beginning of month 1 in the 5/th/ year*        $1,582.00
-
Sales Expense Charge**                                        $   47.46
-
Administrative Charge (sum of charges for the 5/th/ year)***  $   48.00
-
Cost of Insurance Charge***                                   $  475.44
-
Mortality and Expense Charge***                               $   55.64
+
Hypothetical Rate of Return****                               $  545.56
                                                              ---------
=
Accumulated Value at the end of contract year 5                        $6,212.41

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

** Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $4.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month               Monthly Charge
         -----               --------------
         1                   $ 39.62
         2                   $ 39.62
         3                   $ 39.62
         4                   $ 39.62
         5                   $ 39.62
         6                   $ 39.62
         7                   $ 39.62
         8                   $ 39.62
         9                   $ 39.62
         10                  $ 39.62
         11                  $ 39.62
         12                  $ 39.62
                             -------

         Total               $475.44

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month               Monthly Charge
         -----               --------------
         1                   $  4.65
         2                   $  4.65
         3                   $  4.64
         4                   $  4.64
         5                   $  4.64
         6                   $  4.64
         7                   $  4.64
         8                   $  4.63
         9                   $  4.63
         10                  $  4.63
         11                  $  4.63
         12                  $  4.63
                             -------

         Total               $ 55.64

****
The hypothetical rate of return is 10%. The average annual portfolio fees and expenses are .81%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5/th/ year are:

         Month               Monthly Net Returns
         -----               -------------------
         1                   $ 45.57
         2                   $ 45.55
         3                   $ 45.53
         4                   $ 45.51
         5                   $ 45.49
         6                   $ 45.47
         7                   $ 45.45
         8                   $ 45.43
         9                   $ 45.41
         10                  $ 45.39
         11                  $ 45.37
         12                  $ 45.35
                             -------

         Total               $545.56

Cash Surrender Value:

Accumulated Value at the end of contract year 5                     $6,212.41
-
The surrender charge for the 5/th/ year                             $1,421.40
                                                                    ---------
=
Cash Surrender Value at the end of contract year 5                  $4,791.01

Note:  The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the required first year minimum premium paid annually.

Death Benefit:

The death benefit is a variable death benefit of $150,000.

Accumulated Value:

Accumulated Value at the end of contact year 4                    $4,747.13
+
Premium at the beginning of month 1 in the 5/th/ year*            $1,582.00
-
Sales Expense Charge**                                            $   47.46
-
Administrative Charge (Accumulated charges for the 5/th/ year)*** $   48.00
-
Cost of Insurance Charge***                                       $  445.44
-
Mortality and Expense Charge***                                   $   46.81
+
Hypothetical Rate of Return****                                   $  550.75
                                                                  ----------
=

Accumulated Value at the end of contract year 5                        $6,292.17

* The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.

** Sales Expense Charge is a charge of 3% of each premium payment. One payment was made during the 5/th/ contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $4.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month               Monthly Charge
         -----               --------------
         1                   $ 37.12
         2                   $ 37.12
         3                   $ 37.12
         4                   $ 37.12
         5                   $ 37.12
         6                   $ 37.12
         7                   $ 37.12
         8                   $ 37.12
         9                   $ 37.12
         10                  $ 37.12
         11                  $ 37.12
         12                  $ 37.12
                             -------

         Total               $445.44

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5/th/ year are:

         Month               Monthly Charge
         -----               --------------
         1                   $ 3.90
         2                   $ 3.90
         3                   $ 3.90
         4                   $ 3.90
         5                   $ 3.90
         6                   $ 3.90
         7                   $ 3.90
         8                   $ 3.90
         9                   $ 3.90
         10                  $ 3.90
         11                  $ 3.90
         12                  $ 3.90
                             ------

         Total               $46.80

****
The hypothetical rate of return is 10%. The average annual portfolio fees and expenses are .81%. The net returns illustrated for the 5/th/ year are:

         Month               Monthly Net Returns
         -----               -------------------
         1                   $ 45.86
         2                   $ 45.87
         3                   $ 45.87
         4                   $ 45.88
         5                   $ 45.89
         6                   $ 45.89
         7                   $ 45.90
         8                   $ 45.91
         9                   $ 45.91
         10                  $ 45.92
         11                  $ 45.92
         12                  $ 45.93
                             -------

         Total               $ 550.75


Cash Surrender Value:

Accumulated Value at the end of contract year 5                       $6,292.17
-
The surrender charge for the 5/th/ year                               $1,421.40
                                                                      ---------
=
Cash Surrender Value at the end of contract year 5                    $4,870.77

Note:  The surrender value calculation would not differ for other years.